UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2024

EXLSERVICE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33089	82-0572194
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

320 Park Avenue, 29th Floor, New York, New York	10022
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (212) 277-7100

NOT APPLICABLE

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

☐	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	EXLS	NASDAQ

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 21, 2024, following stockholder approval at the Annual Meeting of Stockholders (the “Annual Meeting”) of ExlService Holdings, Inc. (the “Company”), the Company filed with the Secretary of State of the State of Delaware the Company’s Fourth Amended and Restated Certificate of Incorporation (the “Fourth A&R Charter”), effective upon filing, to reflect new Delaware law provisions regarding officer exculpation and to effect certain other changes, as described in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 29, 2024. The foregoing description of the Fourth A&R Charter does not purport to be complete and is qualified in its entirety by reference to the text of the Fourth A&R Charter, which is included as Exhibit 3.1 to this Current Report on Form 8-K.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 20, 2024, at the Annual Meeting, the Company’s stockholders voted on the following four proposals: (1) the election of all eight members of the Company’s board of directors, (2) the ratification of the selection of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for fiscal year 2024 (“Auditor Ratification”), (3) the approval, on a non-binding advisory basis, of the compensation of the named executive officers of the Company (“Say-on-Pay”), and (4) the approval of the Fourth A&R Charter. The results of the voting were as follows:

Proposal 1. Each of the eight nominees for election to the Company’s board of directors was duly elected to serve as a director for a term of one year, until the 2025 annual meeting of stockholders, or until his or her successor is duly elected and qualified in accordance with the by-laws of the Company. The final results of the voting were as follows:

Nominees	For	Against	Abstain	Broker Non-Votes
Rohit Kapoor	146,430,696	1,557,250	102,344	7,427,589
Vikram Pandit	146,474,191	1,512,495	103,604	7,427,589
Thomas Bartlett	147,845,645	140,570	104,075	7,427,589
Andreas Fibig	146,659,462	1,326,223	104,605	7,427,589
Kristy Pipes	139,877,921	8,108,306	104,063	7,427,589
Nitin Sahney	134,060,619	13,925,555	104,116	7,427,589
Jaynie Studenmund	146,397,775	1,588,343	104,172	7,427,589
Sarah Keohane Williamson	145,894,152	2,092,068	104,070	7,427,589

Proposal 2. Auditor Ratification was approved. The final results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
154,814,384	311,039	392,456	—

Proposal 3. Say-on-Pay was approved. The final results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
144,709,416	2,296,814	1,084,060	7,427,589

Proposal 4. The Fourth A&R Charter was approved. The final results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
128,875,330	18,794,969	419,991	7,427,589

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Number	Description
3.1	Fourth Amended and Restated Certificate of Incorporation of ExlService Holdings, Inc., effective June 21, 2024
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXLSERVICE HOLDINGS, INC.
(Registrant)

Date: June 25, 2024	By:	/s/ Ajay Ayyappan
	Name:	Ajay Ayyappan
	Title:	Executive Vice President, General Counsel and Secretary